                              AMENDMENT TO LEASE

                               December 7, 1994

The terms of a certain Lease dated June 25, 1987 and as amended 12/4/92 by and between ATS II Associates Limited Partnership and BMC Industries, Inc. for offices at Suite 400, Two Appletree Square, Bloomington, Minnesota, are hereby amended by mutual consent upon the same terms and conditions except that effective January 15, 1995:

* The Leased Premises shall be expanded to 8,704 rentable square feet (7,739 sq. ft. existing space and 965 sq. ft. expansion space) as shown on the attached Exhibit A.

* The Annual Base Rent shall be increased by Twelve Thousand Three Hundred and 00/100 Dollars ($12,300.00), payable in equal monthly installments of One Thousand Twenty-Five and 00/100 Dollars ($1,025.00).

* For the 965 sq.ft. expansion space, Base Taxes shall be $2.36 per sq. ft. and Base Operating Costs shall be $3.83 per sq. ft.

* Landlord shall paint existing painted surfaces and shampoo carpet in expansion space.

Witness our hands and seals  this           day of             , 19     .
                                  ---------        ------------     ----

In presence of :                   ATS II ASSOCIATES LIMITED PARTNERSHIP
                                   APPLETREE PROPERTIES, INC., AGENT


-------------------------------    By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   TENANT    BMC INDUSTRIES, INC.
[SIGNATURE]
--------------------------------   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------
                                   By: /s/ Michael P. Hawks
                                      ------------------------------------------
                                   Its: TREASURER AND SECRETARY
                                   ---------------------------------------------

[FLOOR PLAN]

                              EXHIBIT A

                              TWO APPLETREE SQUARE

                              612 854-3248
                              BLOOMINGTON, MINNESOTA 55420

                              4TH FLOOR PLAN
                              [LEGEND]